Vanguard Quantitative Funds

Supplement Dated July 2, 2021, to the Statement of Additional Information Dated January 31, 2021
Important Changes to Vanguard Growth and Income Fund
As previously announced, effective at the close of business on July 2, 2021, James P. Stetler will retire from Vanguard and will no longer serve as a co-portfolio manager of Vanguard’s portion of Vanguard Growth and Income Fund (the Fund). Accordingly, all references to Mr. Stetler in the Statement of Additional Information will be deleted in their entirety after that date.
Following Mr. Stetler’s retirement, Binbin Guo and Cesar Orosco will remain as the portfolio managers of Vanguard’s portion of the Fund. The Fund’s investment objective, strategies, and policies will remain unchanged.
Additionally, effective September 2021, Binbin Guo will retire from Vanguard and will no longer serve as a co-portfolio manager of Vanguard’s portion of the Fund. Following Mr. Guo’s retirement, Cesar Orosco will remain as the sole portfolio manager of Vanguard’s portion of the Fund, and the Fund’s investment objective, strategies, and policies will remain unchanged.
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SAI 093C 072021